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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report August 9, 2007
                 Date of earliest event reported August 9, 2007


                        Commission file no. 333-133184-12


                               Neiman Marcus, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                                         20-3509435
  (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                          Identification No.)


            1618 Main Street
             Dallas, Texas
                                                                75201
  (Address of principal executive offices)                    (Zip code)



       Registrant's telephone number, including area code: (214) 743-7600
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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01.        REGULATION FD DISCLOSURE

The following information is being furnished, not filed, pursuant to Items 2.02 and 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On August 9, 2007, Neiman Marcus, Inc. issued a press release announcing its revenue results for the four weeks, quarter and fiscal year ended July 28, 2007. A copy of the press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEIMAN MARCUS, INC.



Date: August 9, 2007                        By:  /s/ T. Dale Stapleton
                                                 -------------------------------

                                                     T. Dale Stapleton Vice
                                                     President and Controller
                                                     (principal accounting
                                                     officer of the registrant)